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    NUMBER                                                         SHARES
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ES
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                                                            CLASS A COMMON STOCK
                   eSPEED, INC.                              CUSIP 296643 10 9
   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS
CERTIFIES
that
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is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.01 PER SHARE, OF THE
CLASS A COMMON STOCK OF

                                  eSPEED, INC.

transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and the By-laws as now or hereafter amended.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


[CORPORATE SEAL OF eSPEED, INC.]



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         SECRETARY                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT
AND REGISTRAR,


BY
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  AUTHORIZED SIGNATURE



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                                 eSPEED, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --                    Custodian
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                          (Cust)                               (Minor)
                                under Uniform Gifts to Minors Act

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                                        (State)

Additional abbreviations may also be used though not in the above list.

        For value received,
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hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name, address and relationship of Assignee and number of shares

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                                                                          shares
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represented by the within Certificate and, if said number of shares shall not be all the shares represented by the within Certificate, that a new Class A Common Stock Certificate for the shares not transferred be registered in the name of the undersigned, and

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is hereby irrevocably constituted and appointed as Attorney to transfer such shares as aforesaid on the books of the Corporation, with full power of substitution in the premises.

DATED
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                   NOTICE: The signature to this assignment must correspond
                           with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.